UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2001

                               Trimol Group, Inc.
             (Exact Name of Registrant as specified in its Charter)

          Delaware                      0-28144                 13-3859706
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                      Identification No.)

    1285 Avenue of the Americas, 35th Floor
              New York, New York                                   10019
     (Address of Principal Executive Office)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 554-4394

          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On February 16, 2001, Trimol Group, Inc. (the "Company") closed a Technology Acquisition Agreement and License Agreement (collectively the "Agreements") by and between the Company and Aluminum-Power, Inc. ("Aluminum-Power"), a corporation organized under the laws of the Province of Ontario, Canada. The Agreements were previously filed as annexes to the Company's Definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on January 24, 2001.

     Pursuant to the terms of the Agreements, the Company issued eighty-eight million (88,000,000) shares of the Company's, $0.01 par value, Common Stock and transferred the following assets to Aluminum-Power:

     (a) One hundred percent (100%) of the membership interests of Jolly Limited
     Liability  Company,  a  Wyoming  Limited  Liability  Company   (hereinafter
     referred  to as the

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     "Jolly Membership  Interest"),  which owns sixty-five  percent (65%) of the issued and outstanding capital stock of Jolly Alon Limited, a corporation incorporated under the laws of the Republic of Moldova (hereinafter referred to as the "JAL"). JAL operates and manages the Jolly Alon Hotel in Chisinau, Moldova and rents stores and offices located on the hotel property;

     (b) One hundred percent (100%)of the issued and outstanding shares of Paul Garnier Limited, a company limited by shares incorporated under the laws of Ireland (hereinafter referred to as the "Garnier Stock"), which owns one hundred percent (100%) percent of the issued and outstanding capital stock of Exim Asint S.A., a corporation incorporated under the laws of the Republic of Moldova ("Exim"). Exim owns a property and casualty insurance business in the Republic of Moldova;

     (c) Fifty percent (50%) of the issued and outstanding shares of Sturge Limited, a company limited by shares incorporated under the laws of Ireland, (hereinafter referred to as the "Sturge Stock"), which owns fifty percent (50%) of the issued and outstanding capital stock of Banca Commeciala pe Actiuni "Export-Import," a corporation incorporated under the laws of the Republic of Moldova (hereinafter referred to as the "Banca"). Banca operates a commercial bank in the Republic of Moldova.

     As a result of the transfer of the Jolly Membership Interest, Garnier Stock and Sturge Stock to Aluminum-Power, the Company divested itself of all of its interest in these businesses (collectively, the "Exchanged Assets").

     The Company, prior to closing, amended its Articles of Incorporation on February 14, 2001, to increase its authorized shares of common stock, $0.01 par value, from thirty million (30,000,000) shares to one hundred thirty million (130,000,000) shares.

     In consideration of the receipt of the Exchanged Assets, Aluminum-Power transferred to the Company the following:

     (a) An exclusive worldwide license to make, use and sell a mechanically rechargeable metal-air battery solely for use with consumer portable electronic devices, evidenced by United States Patent and Trademark Office Patent Application Number: 09/522,930, filed on March 10, 2000, titled, "Ecologically Clean Mechanically Rechargeable Air-Metal Current Source," and Canadian Patent Application Number: 2,301,470, filed on December 7, 2000, that will allow for an instantaneous mechanical rechargeable battery requiring no external power source for recharging;

     (b) All rights and title to certain technology relating to metal-air batteries and fuel cells, evidenced by United States Patent and Trademark Office Patent Application Reference No. PNK/M275689/IAROCHENKO, filed on December 19, 2000, and Internal Reference Patent Application #1167 filed with the Canadian Intellectual Property Office on February 7, 2000, and titled, "A Metal-Air Battery Having In-Situ Generatable Electrolyte," suitable for consumer portable electronic devices, including two-way radios, wireless telephones, portable audio and video players, video cameras and personal

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     computers.  The objective of this  technology is to create a battery with a virtually unlimited shelf life prior to activation; and,

     (c) The design and know-how to a DC/DC Converter designed and developed by Aluminum-Power to be used as part of a full battery assembly which will enable the conversion of cell voltage of virtually any aluminum-metal-air-cathode battery to the voltage required by different consumer portable electronic devices.

     Aluminum-Power is indirectly beneficially owned by Boris Birshtein, the Company's Chairman of the Board. Mr. Birshtein also indirectly benefically controls the Company.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On February 26, 2001, the Board of Directors appointed five new members to fill vacancies on the Board. Each member shall serve as director until the earlier of his respective resignation, removal, death, or the next Annual Meeting of Stockholders.

     The Company's Board of Directors now consists of Mr.  Birshtein,  Alexander
M. Gordin, Michael J. Solomon, John R. Loveland, Kerry Moody, Walter J. Perchal, and Vijay Sharma.


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

     (a) Financial Statements of Business Acquired:

     As of the date of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date that this Current Report must be filed.

     (b) Pro Forma Financial Information:

     As of the date of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(b). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date that this Current Report must be filed.

(c) Exhibits:

                 Exhibit No.                           Document
                 -----------                           --------
                     2.1 Technology Acquisition Agreement Dated January 11, 2001 by and between the Company and Aluminum-Power, Inc. (incorporated by reference from the Definitive Information Statement on
                                       Schedule 14C filed with the Securities and Exchange Commission under File No. 000-28144)

                     2.2 License Agreement Dated January 11, 2001 by and between the Company and Aluminum-Power, Inc. (incorporated by reference from the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission under File No. 000-28144)

                     23.1 Smith Lyons Validity and Infringement Opinion Dated January 2, 2001 (incorporated by reference from the Definitive Information Statement on
                                       Schedule 14C filed with the Securities and Exchange Commission under File No. 000-28144)

                     23.2 Wise, Blackman Fairness Opinion Dated December 28, 2000 (incorporated by reference from the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission under File No. 000-28144)

                     23.3 Paritz & Company, P.A. Valuation Opinion Dated November 28, 2000 ((incorporated by reference from the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission under File No. 000-28144)

SIGNATURES
                                    TRIMOL GROUP, INC.

February 28, 2001

                                    By:  /s/ Alexander M. Gordin
                                       -----------------------------------------